UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2009
___________________________

BURGER KING HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32875	75-3095469
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

____________________________

5505 Blue Lagoon Drive
Miami, Florida
(Address of Principal Executive Offices)

33126
(Zip Code)
_______________________________

(305) 378-3000
(Registrant's Telephone Number, Including Area Code)

_______________________________

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 5, 2009, Burger King Holdings, Inc. (the “Company”) issued a press release and supplemental financial and operational information regarding results for its second quarter of fiscal 2009 ended December 31, 2008.  The press release and supplemental financial and operational information are furnished hereto as Exhibit 99.

Item 9.01	Financial Statements and Exhibits.

	Exhibit 99	Press release and supplemental financial and operational information regarding results for the second quarter of fiscal 2009 ended December 31, 2008 issued by the Company on February 5, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURGER KING HOLDINGS, INC.

		By:	/s/ Ben K. Wells
Ben K. Wells
Chief Financial Officer

Date:	February 5, 2009

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